Share Capital (Tables)	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Number of Common Shares

The following table presents the common shares issued during the year ended December 31, 2015.

Year ended December 31, 2015	(millions of dollars)	(number of shares)
Pre-Closing Transactions:
Common shares issued – purchase and cancellation of preferred shares (a)	323	2,640
Common shares issued (b)	2,600	39,598
Common shares issued (c)	—	1

Total common shares issued	2,923	42,239

(a)	On October 31, 2015, Hydro One purchased and cancelled its 12,920,000 preferred shares previously held by the Province for cancellation at a price equal to the redemption price of the preferred shares totalling $323 million, which was satisfied by the issuance to the Province of 2,640 common shares of Hydro One.
(b)	On November 4, 2015, Hydro One issued 39,598 common shares to Hydro One Limited for proceeds of $2.6 billion.
(c)	On November 3, 2015, Hydro One declared a stock dividend on its common shares, which due to the number of shares issued and the resulting effect on the price per share was treated as a stock split. On November 5, 2015, Hydro One effected a reverse split and issued as consideration one common share to Hydro One Limited. There was no impact to the capital structure of Hydro One as a net result of the stock dividend and the reverse split.